Exhibit 2.1

                          AGREEMENT AND PLAN OF MERGER

      This Agreement and Plan of Merger (this "Agreement") is entered into as of this 6th day of December 2001, by and between The Newkirk Master Limited Partnership, a Delaware limited partnership ("MLP"), each of the Merger Partnerships set forth on Schedule A hereto (the "Merger Partnerships"), and each of the Merger Subsidiaries set forth on Schedule A hereto (the "Merger Subs").

                                    RECITALS:

      WHEREAS, pursuant to a Consent Solicitation Statement/Offering Circular of, among others, the Merger Partnerships and MLP, dated October 23, 2001 (the "Consent Solicitation Statement"), the merger of each Merger Partnership with and into the Merger Sub listed next to the name of such Merger Partnership on Schedule A hereto (each a "Merger" and collectively the "Mergers") in accordance with the terms of this Agreement has been approved in accordance with applicable law;

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

As used in this Agreement, the following terms shall have the respective meanings set forth below:

"Accredited Partner" means a limited partner in a Merger Partnership who MLP reasonably believes is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

"Agreement" means this Agreement, as amended from time to time.

"Connecticut Act" means the Connecticut Uniform Limited Partnership Act.

"Connecticut Mergers" means the Mergers to which a Connecticut Merger Partnership is a party.

"Connecticut Merger Partnerships" means the Merger Partnerships that are governed by the Connecticut Act.

"Code" means the Internal Revenue Code of 1986, as amended.

"Consent Solicitation Statement" shall have the meaning set forth in the recitals above.

"Delaware RULPA" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. Ct. (ss. 17-101, et. seq.)

"Distribution Percentage" of an LP Interest or GP Interest shall have the meaning ascribed to such term in the partnership agreement of the applicable Merger Partnership.

"Effective Time" has the meaning set forth in Section 2.4 below.

"Exchange Value" of a Merger Partnership shall mean the amount listed next to such Merger Partnership under "Exchange Value" on the attached Schedule A.

"GP Interest" shall mean a general partner interest in a Merger Partnership.

"Limited Partner" means a limited partner of a Merger Partnership.

"Liquidation Allocation" of an LP Interest or GP Interest shall mean the product of (a) the Distribution Percentage represented by such LP Interest or GP Interest and (b) the Exchange Value of the applicable Merger Partnership.

"Merger" has the meaning set forth in the first paragraph of the Recitals above.

"Merger Partnerships" has the meaning set forth in the preface above.

"MLP" has the meaning set forth in the preface above.

"MLP Units" shall mean the units of limited partner interest of MLP.

"LP Interest" shall mean a limited partner interest in a Merger Partnership.

"Non-Accredited Partner" means a Limited Partner who is not an Accredited
Partner.

"Parties" means the parties to this Agreement.

"Pennsylvania Act" means the Pennsylvania Revised Uniform Limited Partnership
Act.

"Pennsylvania Mergers" means Mergers to which a Pennsylvania Merger Partnership is a party.

"Pennsylvania Merger Partnerships" means the Merger Partnerships that are governed by the Pennsylvania Act.

"Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization, a governmental entity (or any department, agency, or political subdivision thereof) or other entity.

"Surviving Partnership" has the meaning set forth in Section 2.1 below.

                                   ARTICLE II
                         MERGER; EFFECTIVE TIME; CLOSING

Section 2.1 Merger of Merger Partnerships into Merger Subs.

At the Effective Time, each Merger Partnership shall merge with and into the Merger Sub listed next to the name of such Merger Partnership on Schedule A, and the separate existence of each such Merger Partnership shall cease. The respective Merger Subs shall be the surviving entities in the Mergers (each, a "Surviving Partnership") and the existence of each such Merger Sub, with all its rights, privileges, powers and franchises, and the partnership interests in each such Merger Sub, shall continue unaffected and unimpaired by the respective Mergers.

Section 2.2 Effect of the Mergers.

The Mergers to which Connecticut Merger Partnerships are parties shall have the effects provided for in the Connecticut Act and the Delaware RULPA, and the Mergers to which the Pennsylvania Merger Partnerships are parties shall have the effects provided for in the Pennsylvania Act and the Delaware RULPA.

Section 2.3 Governing Instrument.

The limited partnership agreements and certificates of limited partnership of the respective Merger Subs as in effect immediately prior to the effective time shall be the limited partnership agreements and certificates of limited partnership, as the case may be, of the respective Surviving Partnerships immediately following the Mergers.

Section 2.4 Certificates of Merger; Effective Time.

Promptly after the date hereof, certificates of merger evidencing each Merger shall be filed with the Secretary of State of the State of Delaware and, (i) in respect of Connecticut Mergers, with the Secretary of the State of the State of Connecticut and (ii) in respect of Pennsylvania Mergers, with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania (each, a "Certificate of Merger"). The Certificates of Merger shall each provide that the Mergers shall become effective at 12:01 a.m., Eastern Standard Time, on January 1, 2002 (the "Effective Time").

                                   ARTICLE III
                       CONVERSION OF PARTNERSHIP INTERESTS

Section 3.1 Conversion of Partnership Interests Held By Accredited Partners.

      At the Effective Time:

      (a) The LP Interest of each Accredited Partner in a Merger Partnership shall, by virtue of the Merger and without any action by the holder thereof, be converted into the number of MLP Units determined by dividing the Liquidation Allocation of such LP Interest by 100.

      (b) Each GP Interest shall, by virtue of the Merger and without any action by the respective general partners of the Merger Partnerships, be converted into the number of MLP Units determined by dividing the Liquidation Allocation of such GP Interest by 100.

Section 3.2 Conversion of Merger Partnership Interest Held By Non-Accredited Partners.

At the Effective Time, the LP Interest of each Non-Accredited Partner shall be purchased by MLP for cash equal to 65% of the Liquidation Allocation of such LP Interest, and the LP Interest of each Non-Accredited Partner shall, by virtue of the Merger and without any action by the holder thereof, be converted into the right to receive said cash amount. The transaction shall be treated by each Merger Partnership in which there are one or more Non-Accredited Partners and by MLP, respectively, as a sale of the LP Interest of each Non-Accredited Partner to MLP for said cash amount.

                                   ARTICLE IV
                                  MISCELLANEOUS

Section 4.1 Termination and Amendment.

At any time prior to the Effective Time, this Agreement and the Mergers may be terminated by the mutual agreement of the parties hereto. This Agreement shall not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 4.2 Counterparts.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

Section 4.3 General Partner Actions.

The respective general partners of the Surviving Partnerships shall be authorized, at such time as each deems appropriate in its full discretion, to execute, acknowledge, verify, deliver, file and record, for and in the name of the respective Surviving Partnerships, and for and on behalf of each Merger Partnership, any and all documents and instruments, and shall do and perform any and all acts required by applicable law or which such general partner deems necessary or advisable in order to effectuate the respective Mergers.

Section 4.4 Choice of Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State without giving effect to conflicts of laws principles thereof.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

                               THE NEWKIRK MASTER
                               LIMITED PARTNERSHIP

                               By: MLP GP LLC, its general partner

                               By: Newkirk MLP Corp., its manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                                   Name: Peter Braverman
                                   Title: Executive Vice President


                               THE MERGER SUBS:

                               Each of the Merger Subs listed on Schedule A

                               By: /s/ Peter Braverman
                                   --------------------------------------
                                   Name: Peter Braverman, as Executive Vice
                                         President of the Manager of each of
                                         the general partners of the Merger Subs
                                         listed on Schedule A


                               THE MERGER PARTNERSHIPS:

                               Carlane Associates Limited Partnership
                               Carolion Associates Limited Partnership
                               Dautec Associates Limited Partnership
                               JVF Associates Limited Partnership
                               Scribe Associates Limited Partnership
                               Syrcar Associates Limited Partnership
                               Wybanco Associates Limited Partnership

                               By: Avazar Associates,
                                   General Partner

                               By: Avazar I Limited Partnership,
                                   General Partner

                               By: Avazar Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Colane Associates Limited Partnership
                               Daytower Associates Limited Partnership
                               Elport Associates Limited Partnership
                               FedData Associates Limited Partnership
                               Jaclane Associates Limited Partnership
                               Jameslane Associates Limited Partnership
                               Kalan Associates Limited Partnership
                               Martall Associates Limited Partnership
                               Merday Associates Limited Partnership
                               Newal Associates Limited Partnership
                               Rotale Associates Limited Partnership
                               Salistown Associates Limited Partnership
                               Silward Associates Limited Partnership
                               Superwest Associates Limited Partnership
                               Vegpow Associates Limited Partnership
                               Walcreek Associates Limited Partnership

                               By: Battin Associates,
                                   General Partner

                               By: Battin I Limited Partnership,
                                   General Partner

                               By: Battin Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Calane Associates Limited Partnership
                               Johab Associates Limited Partnership
                               Lando Associates Limited Partnership
                               Mesa Associates Limited Partnership
                               Orper Associates Limited Partnership
                               Pinole Associates Limited Partnership
                               Porto Associates Limited Partnership
                               Sandnord Associates Limited Partnership
                               Santex Associates Limited Partnership
                               Supergar Associates Limited Partnership
                               Suteret Associates Limited Partnership
                               Walmad Associates Limited Partnership
                               Walstaff Associates Limited Partnership

                               By: Chadgold Associates,
                                   General Partner

                               By: Chadgold I Limited Partnership,
                                   General Partner

                               By: Chadgold Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Marbax Associates Limited Partnership

                               By: Conzar Associates,
                                   General Partner

                               By: Conzar I Limited Partnership,
                                   General Partner

                               By: Conzar Manager LLC,
                                   Member

                               By: SkiKid LLC,
                                   Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               JLE Way Associates Limited Partnership

                               By: Nozar Associates,
                                   General Partner

                               By: Nozar I Limited Partnership,
                                   General Partner

                               By: Nozar Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               21AT Associates Limited Partnership
                               Clifmar Associates Limited Partnership
                               Midlem Associates Limited Partnership
                               Skoob Associates Limited Partnership
                               Texford Associates Limited Partnership

                               By: Sanzar Associates,
                                   General Partner

                               By: Sanzar I Limited Partnership,
                                   General Partner

                               By: Sanzar Manager LLC,
                                   General Partner

                               By: Sue LLC,
                                   Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Alake Associates Limited Partnership
                               Albeau Associates Limited Partnership
                               Jackson Street Associates Limited Partnership Sunway Associates Limited Partnership

                               By: Vican Associates,
                                   General Partner

                               By: Vican I Limited Partnership,
                                   General Partner

                               By: Naciv Manager LLC,
                                   General Partner

                               By: Jess LLC,
                                   Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Dalhill Associates Limited Partnership
                               Denville Associates Limited Partnership

                               By: Zider Associates,
                                   General Partner

                               By: Zider I Limited Partnership,
                                   General Partner

                               By: Zider Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Elway Associates Limited Partnership

                               By: Zigold Associates,
                                   General Partner

                               By: Zigold I Limited Partnership,
                                   General Partner

                               By: Zigold Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Allia Associates Limited Partnership
                               Boford Associates Limited Partnership
                               Croydon Associates Limited Partnership
                               Larloosa Associates Limited Partnership
                               Nevit Associates Limited Partnership
                               Plecar Associates Limited Partnership
                               Spokmont Associates Limited Partnership
                               Statmont Associates Limited Partnership

                               By: Adgold Associates LLC,
                                   General Partner

                               By: Adgold Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Crostex Associates Limited Parntership

                               By: Almarc Group LLC,
                                   General Partner

                               By: Almarc Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Avrem Associates Limited Partnership
                               Seguine Associates Limited Partnership

                               By: Chadan Associates LLC,
                                   General Partner

                               By: Chadan Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Ateb Associates Limited Partnership
                               Bedcar Associates Limited Partnership
                               Flamont Associates Limited Partnership
                               Gersant Associates Limited Partnership
                               Hazelport Associates Limited Partnership
                               Jacway Associates Limited Partnership
                               Lybster Associates Limited Partnership
                               Superline Associates Limited Partnership
                               Vegrouge Associates Limited Partnership
                               Walando Associates Limited Partnership
                               Washtex Associates Limited Partnership

                               By: Chader Associates LLC,
                                   General Partner

                               By: Chader Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Bluff Associates Limited Partnership
                               Denport Associates Limited Partnership
                               Liroc Associates Limited Partnership

                               By: Dasis Associates LLC,
                                   General Partner

                               By: Dasis Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Alwood Associates Limited Partnership
                               Bradall Associates Limited Partnership
                               Montal Associates Limited Partnership
                               Pinmar Associates Limited Partnership
                               Renlake Associates Limited Partnership
                               Simval Associates Limited Partnership

                               By: Grezar Associates LLC,
                                   General Partner

                               By: Grezar Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Altenn Associates Limited Partnership

                               By: Jazar Associates LLC,
                                   General Partner

                               By: Jazar Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Basot Associates Limited Partnership

                               By: Newzar Associates LLC,
                                   General Partner

                               By: Newzar Manager LLC,
                                   Manager Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Calcraf Associates Limited Partnership
                               Segair Associates Limited Partnership

                               By: Zisgo Associates LLC,
                                   General Partner

                               By: Zisgo Manager LLC,
                                   Managing Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Sablemart Associates Limited Partnership

                               By: Esar Associates Limited Partnership,
                                   General Partner

                               By: Naciv Manager LLC,
                                   General Partner

                               By: Jess LLC,
                                   Member

                               By: Newkirk Manager Corp.,
                                   Manager

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                               Vengar Associates Limited Partnership

                               By: Tura Associates Limited Partnership,
                                   General Partner

                               By: Venber Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Bethplain Associates Limited Partnership

                               By: Jeseb Corp.,
                                   General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President


                               Leyden Associates Limted Partnership

                               By: Elotrum Corp.,
                                   Managing General Partner

                               By: /s/ Peter Braverman
                                   --------------------------------------
                               Name: Peter Braverman
                               Title: Executive Vice President

                                   Schedule A

--------------------------------------------------------------------------------------------------------
Merger
Partnership                      Jurisdiction         Merger Sub                          Exchange Value
--------------------------------------------------------------------------------------------------------
21AT Associates Limited          Connecticut          Newkirk 21AT L.P.                       $5,245,262
Partnership
--------------------------------------------------------------------------------------------------------
Alake Associates Limited         Connecticut          Newkirk Alake L.P.                      $8,078,683
Partnership
--------------------------------------------------------------------------------------------------------
Albeau Associates Limited        Connecticut          Newkirk Albeau L.P.                     $3,240,415
Partnership
--------------------------------------------------------------------------------------------------------
Allia Associates Limited         Connecticut          Newkirk Allia L.P.                      $1,523,474
Partnership
--------------------------------------------------------------------------------------------------------
Altenn Associates Limited        Connecticut          Newkirk Altenn L.P.                     $5,689,727
Partnership
--------------------------------------------------------------------------------------------------------
Alwood Associates Limited        Connecticut          Newkirk Alwood L.P.                     $4,421,787
Partnership
--------------------------------------------------------------------------------------------------------
Ateb Associates Limited          Connecticut          Newkirk Ateb L.P.                       $1,023,243
Partnership
--------------------------------------------------------------------------------------------------------
Avrem Associates Limited         Connecticut          Newkirk Avrem L.P.                      $6,720,627
Partnership
--------------------------------------------------------------------------------------------------------
Basot Associates Limited         Connecticut          Newkirk Basot L.P.                      $2,392,361
Partnership
--------------------------------------------------------------------------------------------------------
Bedcar Associates Limited        Connecticut          Newkirk Bedcar L.P.                     $1,765,045
Partnership
--------------------------------------------------------------------------------------------------------
Bethplain Associates Limited     Connecticut          Newkirk Bethplain L.P.                  $1,870,518
Partnership
--------------------------------------------------------------------------------------------------------
Bluff Associates Limited         Connecticut          Newkirk Bluff L.P.                        $383,782
Partnership
--------------------------------------------------------------------------------------------------------
Boford Associates Limited        Connecticut          Newkirk Boford L.P.                       $853,235
Partnership
--------------------------------------------------------------------------------------------------------
Bradall Associates Limited       Connecticut          Newkirk Bradall L.P.                    $7,106,478
Partnership
--------------------------------------------------------------------------------------------------------
Calane Associates Limited        Connecticut          Newkirk Calane L.P.                       $320,680
Partnership
--------------------------------------------------------------------------------------------------------
Calcraf Associates Limited       Connecticut          Newkirk Calcraf L.P.                   $19,665,476
Partnership
--------------------------------------------------------------------------------------------------------
Carlane Associates Limited       Connecticut          Newkirk Carlane L.P.                    $1,280,631
Partnership
--------------------------------------------------------------------------------------------------------
Carolion Associates Limited      Connecticut          Newkirk Carolion L.P.                   $4,074,955
Partnership
--------------------------------------------------------------------------------------------------------
Clifmar Associates Limited       Connecticut          Newkirk Clifmar L.P.                    $1,325,130
Partnership
--------------------------------------------------------------------------------------------------------
Colane Associates Limited        Connecticut          Newkirk Colane L.P.                     $4,002,657
Partnership
--------------------------------------------------------------------------------------------------------
Crostex Associates Limited       Connecticut          Newkirk Crostex L.P.                   $11,067,589
Partnership
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Merger
Partnership                      Jurisdiction         Merger Sub                          Exchange Value
--------------------------------------------------------------------------------------------------------
Croydon Associates Limited       Pennsylvania         Newkirk Croydon L.P.                      $655,287
Partnership
--------------------------------------------------------------------------------------------------------
Dalhill Associates Limited       Connecticut          Newkirk Dalhill L.P.                    $6,296,434
Partnership
--------------------------------------------------------------------------------------------------------
Dautec Associates Limited        Connecticut          Newkirk Dautec L.P.                     $8,357,385
Partnership
--------------------------------------------------------------------------------------------------------
Daytower Associates Limited      Connecticut          Newkirk Daytower L.P.                   $2,253,048
Partnership
--------------------------------------------------------------------------------------------------------
Denport Associates Limited       Connecticut          Newkirk Denport L.P.                      $872,937
Partnership
--------------------------------------------------------------------------------------------------------
Denville Associates Limited      Connecticut          Newkirk Denville L.P.                   $4,163,068
Partnership
--------------------------------------------------------------------------------------------------------
Elport Associates Limited        Connecticut          Newkirk Elport L.P.                       $812,895
Partnership
--------------------------------------------------------------------------------------------------------
Elway Associates Limited         Connecticut          Newkirk Elway L.P.                      $4,826,643
Partnership
--------------------------------------------------------------------------------------------------------
Feddata Associates Limited       Connecticut          Newkirk Feddata L.P.                    $6,429,190
Partnership
--------------------------------------------------------------------------------------------------------
Flamont Associates Limited       Connecticut          Newkirk Flamont L.P.                    $1,294,707
Partnership
--------------------------------------------------------------------------------------------------------
Gersant Associates Limited       Connecticut          Newkirk Gersant L.P.                    $1,024,745
Partnership
--------------------------------------------------------------------------------------------------------
Hazelport Associates Limited     Connecticut          Newkirk Hazelport L.P.                    $960,192
Partnership
--------------------------------------------------------------------------------------------------------
Jackson St. Associates Limited   Connecticut          Newkirk Jackson St. L.P.               $17,579,369
Partnership
--------------------------------------------------------------------------------------------------------
Jaclane Associates Limited       Connecticut          Newkirk Jaclane L.P.                    $2,632,237
Partnership
--------------------------------------------------------------------------------------------------------
Jacway Associates Limited        Connecticut          Newkirk Jacway L.P.                       $518,158
Partnership
--------------------------------------------------------------------------------------------------------
Jameslane Associates Limited     Connecticut          Newkirk Jameslane L.P.                  $6,638,075
Partnership
--------------------------------------------------------------------------------------------------------
JLE Way Associates Limited       Connecticut          Newkirk JLE Way L.P.                    $7,488,048
Partnership
--------------------------------------------------------------------------------------------------------
Johab Associates Limited         Connecticut          Newkirk Johab L.P.                      $2,552,671
Partnership
--------------------------------------------------------------------------------------------------------
JVF Associates Limited           Connecticut          Newkirk JVF L.P.                       $24,708,137
Partnership
--------------------------------------------------------------------------------------------------------
Kalan Associates Limited         Connecticut          Newkirk Kalan L.P.                     $33,430,280
Partnership
--------------------------------------------------------------------------------------------------------
Lando Associates Limited         Connecticut          Newkirk Lando L.P.                      $3,511,334
Partnership
--------------------------------------------------------------------------------------------------------
Larloosa Associates Limited      Connecticut          Newkirk Larloosa L.P.                   $1,609,922
Partnership
--------------------------------------------------------------------------------------------------------
Leyden Associates Limited        Connecticut          Newkirk Leyden L.P.                     $5,573,852
Partnership
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Merger
Partnership                      Jurisdiction         Merger Sub                          Exchange Value
--------------------------------------------------------------------------------------------------------
Liroc Associates Limited         Connecticut          Newkirk Liroc L.P.                        $600,014
Partnership
--------------------------------------------------------------------------------------------------------
Lybster Associates Limited       Connecticut          Newkirk Lybster L.P.                      $716,660
Partnership
--------------------------------------------------------------------------------------------------------
Marbax Associates Limited        Connecticut          Newkirk Marbax L.P.                    $61,593,396
Partnership
--------------------------------------------------------------------------------------------------------
Martall Associates Limited       Connecticut          Newkirk Martall L.P.                   $21,337,691
Partnership
--------------------------------------------------------------------------------------------------------
Merday Associates Limited        Connecticut          Newkirk Merday L.P.                     $2,396,409
Partnership
--------------------------------------------------------------------------------------------------------
Mesa Associates Limited          Connecticut          Newkirk Mesa L.P.                       $1,286,752
Partnership
--------------------------------------------------------------------------------------------------------
Midlem Associates Limited        Connecticut          Newkirk Midlem L.P.                     $5,981,164
Partnership
--------------------------------------------------------------------------------------------------------
Montal Associates Limited        Connecticut          Newkirk Montal L.P.                     $6,002,041
Partnership
--------------------------------------------------------------------------------------------------------
Nevit Associates Limited         Connecticut          Newkirk Nevit L.P.                      $1,963,887
Partnership
--------------------------------------------------------------------------------------------------------
Newal Associates Limited         Connecticut          Newkirk Newal L.P.                     $16,728,429
Partnership
--------------------------------------------------------------------------------------------------------
Orper Associates Limited         Connecticut          Newkirk Orper L.P.                     $11,330,822
Partnership
--------------------------------------------------------------------------------------------------------
Pinmar Associates Limited        Connecticut          Newkirk Pinmar L.P.                     $1,495,398
Partnership
--------------------------------------------------------------------------------------------------------
Pinole Associates Limited        Connecticut          Newkirk Pinole L.P.                       $585,755
Partnership
--------------------------------------------------------------------------------------------------------
Plecar Associates Limited        Connecticut          Newkirk Plecar L.P.                       $745,213
Partnership
--------------------------------------------------------------------------------------------------------
Porto Associates Limited         Connecticut          Newkirk Porto L.P.                      $2,069,847
Partnership
--------------------------------------------------------------------------------------------------------
Renlake Associates Limited       Connecticut          Newkirk Renlake L.P.                    $2,164,420
Partnership
--------------------------------------------------------------------------------------------------------
Rotale Associates Limited        Connecticut          Newkirk Rotale L.P.                     $3,050,067
Partnership
--------------------------------------------------------------------------------------------------------
Sablemart Associates Limited     Connecticut          Newkirk Sablemart L.P.                 $12,413,154
Partnership
--------------------------------------------------------------------------------------------------------
Salistown Associates Limited     Connecticut          Newkirk Salistown L.P.                  $2,680,060
Partnership
--------------------------------------------------------------------------------------------------------
Sandnord Associates Limited      Connecticut          Newkirk Sandnord L.P.                   $6,255,538
Partnership
--------------------------------------------------------------------------------------------------------
Santex Associates Limited        Connecticut          Newkirk Santex L.P.                     $1,820,514
Partnership
--------------------------------------------------------------------------------------------------------
Scribe Associates Limited        Connecticut          Newkirk Scribe L.P.                       $136,925
Partnership
--------------------------------------------------------------------------------------------------------
Segair Associates Limited        Connecticut          Newkirk Segair L.P.                    $17,482,423
Partnership
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Merger
Partnership                      Jurisdiction         Merger Sub                          Exchange Value
--------------------------------------------------------------------------------------------------------
Seguine Associates Limited       Connecticut          Newkirk Seguine L.P.                    $5,539,672
Partnership
--------------------------------------------------------------------------------------------------------
Silward Associates Limited       Connecticut          Newkirk Silward L.P.                    $3,787,325
Partnership
--------------------------------------------------------------------------------------------------------
Simval Associates Limited        Connecticut          Newkirk Simval L.P.                     $3,265,555
Partnership
--------------------------------------------------------------------------------------------------------
Skoob Associates Limited         Connecticut          Newkirk Skoob L.P.                     $10,794,452
Partnership
--------------------------------------------------------------------------------------------------------
Spokmont Associates Limited      Connecticut          Newkirk Spokmont L.P.                   $1,368,262
Partnership
--------------------------------------------------------------------------------------------------------
Statmont Associates Limited      Connecticut          Newkirk Statmont L.P.                   $5,564,400
Partnership
--------------------------------------------------------------------------------------------------------
Sunway Associates Limited        Connecticut          Newkirk Sunway L.P.                     $6,478,025
Partnership
--------------------------------------------------------------------------------------------------------
Supergar Associates Limited      Connecticut          Newkirk Supergar L.P.                   $1,273,472
Partnership
--------------------------------------------------------------------------------------------------------
Superline Associates Limited     Pennsylvania         Newkirk Superline L.P.                    $732,905
Partnership
--------------------------------------------------------------------------------------------------------
Superwest Associates Limited     Connecticut          Newkirk Superwest L.P.                  $1,930,117
Partnership
--------------------------------------------------------------------------------------------------------
Suteret Associates Limited       Connecticut          Newkirk Suteret L.P.                    $2,800,526
Partnership
--------------------------------------------------------------------------------------------------------
Syrcar Associates Limited        Connecticut          Newkirk Syrcar L.P.                     $5,358,690
Partnership
--------------------------------------------------------------------------------------------------------
Texford Associates Limited       Connecticut          Newkirk Texford L.P.                    $9,109,001
Partnership
--------------------------------------------------------------------------------------------------------
Vegpow Associates Limited        Connecticut          Newkirk Vegpow L.P.                    $14,283,770
Partnership
--------------------------------------------------------------------------------------------------------
Vegrouge Associates Limited      Connecticut          Newkirk Vegrouge L.P.                     $831,585
Partnership
--------------------------------------------------------------------------------------------------------
Vengar Associates Limited        Connecticut          Newkirk Vengar L.P.                       $245,994
Partnership
--------------------------------------------------------------------------------------------------------
Walando Associates Limited       Connecticut          Newkirk Walando L.P.                    $2,344,204
Partnership
--------------------------------------------------------------------------------------------------------
Walcreek Associates Limited      Connecticut          Newkirk Walcreek L.P.                   $3,255,621
Partnership
--------------------------------------------------------------------------------------------------------
Walmad Associates Limited        Connecticut          Newkirk Walmad L.P.                     $7,067,445
Partnership
--------------------------------------------------------------------------------------------------------
Walstaff Associates Limited      Connecticut          Newkirk Walstaff L.P.                   $3,287,143
Partnership
--------------------------------------------------------------------------------------------------------
Washtex Associates Limited       Connecticut          Newkirk Washtex L.P.                    $1,359,500
Partnership
--------------------------------------------------------------------------------------------------------
Wybanco Associates Limited       Connecticut          Newkirk Wybanco L.P.                    $3,256,770
Partnership
--------------------------------------------------------------------------------------------------------


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